                                                                      Exhibit 21

                       UNITED STATES CELLULAR CORPORATION
                       SUBSIDIARY AND AFFILIATED COMPANIES
                                DECEMBER 31, 1999

                                                                                     STATE OF
                                                                                     INCORPORATION
                                                                                     -------------
U.S. CELLULAR CORPORATION                                                            DELAWARE

APPLETON CELLULAR TELEPHONE COMPANY                                                  Partnership
BANGOR CELLULAR TELEPHONE CO., L.P.                                                  Partnership
CALIFORNIA RURAL SERVICE AREA #1, INC.                                               CALIFORNIA
CAROLINA CELLULAR, INC.                                                              NORTH CAROLINA
CEDAR RAPIDS CELLULAR TELEPHONE, L.P.                                                Partnership
CELLULAR AMERICA, INC.                                                               PENNSYLVANIA
CELLVEST, INC.                                                                       DELAWARE
CENTRAL FLORIDA CELLULAR TELEPHONE COMPANY, INC.                                     FLORIDA
CHARLOTTESVILLE MSA CELLULAR PARTNERSHIP                                             Partnership
COMMUNITY CELLULAR TELEPHONE COMPANY                                                 TEXAS
CROOK COUNTY RSA LIMITED PARTNERSHIP                                                 Partnership
DAVENPORT CELLULAR TELEPHONE COMPANY,                                                Partnership
DAVENPORT CELLULAR TELEPHONE COMPANY, INC.                                           DELAWARE
DUBUQUE CELLULAR TELEPHONE, L.P.                                                     Partnership
EASTERN NORTH CAROLINA CELLULAR JOINT VENTURE (GP)                                   Partnership
EAU CLAIRE MSA, INC.                                                                 WISCONSIN
FLORIDA RSA # 8, INC.                                                                DELAWARE
GEORGIA RSA # 11, INC.                                                               GEORGIA
GRAY BUTTE JOINT VENTURE                                                             Partnership
GREEN BAY CELLTELCO PARTNERSHIP                                                      Partnership
HARDY CELLULAR TELEPHONE COMPANY                                                     DELAWARE
HBM, INC.                                                                            DELAWARE
HUMPHREY COUNTY CELLULAR, INC.                                                       DELAWARE
ILLINOIS RSA # 3, INC.                                                               ILLINOIS
INDIANA 8 SERVICE COMPANY                                                            DELAWARE
INDIANA RSA # 4, INC.                                                                DELAWARE
INDIANA RSA # 5, INC.                                                                INDIANA
INDIANA RSA NO. 4 L.P.                                                               Partnership
INDIANA RSA NO. 5 L.P.                                                               Partnership
IOWA # 13, INC.                                                                      DELAWARE
IOWA RSA # 3, INC.                                                                   DELAWARE
IOWA RSA # 9, INC.                                                                   DELAWARE
IOWA RSA # 12, INC.                                                                  DELAWARE
JACKSONVILLE CELLULAR PARTNERSHIP                                                    Partnership
JACKSONVILLE CELLULAR TELEPHONE CO.                                                  DELAWARE
JANESVILLE CELLULAR TELEPHONE COMPANY, INC.                                          DELAWARE
JOPLIN CELLULAR TELEPHONE COMPANY, INC                                               DELAWARE
JOPLIN CELLULAR TELEPHONE COMPANY, L.P.                                              Partnership
KANSAS # 15 LP                                                                       Partnership
KANSAS RSA # 15, INC.                                                                OHIO
KENOSHA CELLULAR TELEPHONE, L.P.                                                     Partnership
LACROSSE CELLULAR TELEPHONE COMPANY, INC.                                            DELAWARE
LEWISTON CELLTELLCO PARTNERSHIP                                                      Partnership
MADISON CELLULAR TELEPHONE COMPANY                                                   Partnership
MAINE RSA # 1, INC.                                                                  MAINE
MAINE RSA # 4, INC.                                                                  MAINE
MAINE RSA NO. 4 LIMITED PARTNERSHIP                                                  Partnership
MANCHESTER-NASHUA CELLULAR TELEPHONE, L.P.                                           Partnership
MCDANIEL CELLULAR TELEPHONE COMPANY                                                  DELAWARE
MEDFORD PAGING, INC.                                                                 OREGON
MINNESOTA INVCO OF RSA # 5, INC.                                                     DELAWARE
MINNESOTA INVCO OF RSA # 7, INC.                                                     DELAWARE
MINNESOTA INVCO OF RSA # 8, INC.                                                     DELAWARE
MINNESOTA INVCO OF RSA # 9, INC.                                                     DELAWARE
MINNESOTA INVCO OF RSA # 10, INC.                                                    DELAWARE
MINNESOTA INVCO OF RSA # 11, INC.                                                    DELAWARE
MISSOURI # 15 RURAL CELLULAR, INC.                                                   MISSOURI

                       UNITED STATES CELLULAR CORPORATION
                      SUBSIDIARY AND AFFILIATED COMPANIES
                               DECEMBER 31, 1999

                                                                                     STATE OF
                                                                                     INCORPORATION
                                                                                     -------------
MISSOURI RSA 11, INC.                                                                DELAWARE
N.H. #1 RURAL CELLULAR, INC.                                                         NEW HAMPSHIRE
NELSON-BALL GROUND CELLULAR TELEPHONE & SERVICES, INC.                               GEORGIA
NORTH CAROLINA RSA # 4, INC.                                                         DELAWARE
NORTH CAROLINA RSA # 6, INC.                                                         CALIFORNIA
NORTH CAROLINA RSA # 9, INC.                                                         NORTH CAROLINA
NORTH CAROLINA RSA 1 PARTNERSHIP                                                     Partnership
OHIO STATE CELLULAR PHONE COMPANY, INC.                                              FLORIDA
OREGON RSA # 2, INC.                                                                 OREGON
OREGON RSA # 3, INC.                                                                 OREGON
OREGON RSA # 6, INC.                                                                 OREGON
OREGON RSA NO. 2 LIMITED PARTNERSHIP                                                 Partnership
OREGON RSA NO. 3 LIMITED PARTNERSHIP                                                 Partnership
PEACE VALLEY CELLULAR TELEPHONE COMPANY                                              DELAWARE
RACINE CELLULAR TELEPHONE COMPANY                                                    Partnership
SHEBOYGAN CELLULAR TELEPHONE COMPANY, INC.                                           DELAWARE
SOUTH CANAAN CELLULAR TELEPHONE COMPANY                                              PENNSYLVANIA
ST. LAWRENCE SEAWAY RSA CELLULAR, LP                                                 Partnership
TENNESSEE RSA # 3, INC.                                                              DELAWARE
TENNESSEE RSA # 4 SUB 2, INC.                                                        TENNESSEE
TEXAHOMA CELLULAR TELEPHONE COMPANY                                                  TEXAS
TEXAHOMA CELLULAR, L.P.                                                              Partnership
TEXAS # 20 RURAL CELLULAR, INC.                                                      TEXAS
TEXAS INVCO OF RSA # 6, INC.                                                         DELAWARE
TOWNSHIP CELLULAR TELEPHONE CO.                                                      DELAWARE
TRI-CITIES PAGING, INC.                                                              WASHINGTON
TRI-STATES CELLULAR COMMUNICATIONS, INC.                                             MISSOURI
TULSA GENERAL PARTNER, INC.                                                          DELAWARE
UNITED STATES CELLULAR INVESTMENT COMPANY, INC.                                      DELAWARE
UNITED STATES CELLULAR INVESTMENT CO. OF ALLENTOWN                                   PENNSYLVANIA
UNITED STATES CELLULAR INVESTMENT COMPANY OF EAU CLAIRE                              WISCONSIN
UNITED STATES CELLULAR INVESTMENT COMPANY OF FRESNO, INC.                            CALIFORNIA
UNITED STATES CELLULAR INVESTMENT COMPANY OF GREEN BAY, INC.                         WISCONSIN
UNITED STATES CELLULAR INVESTMENT COMPANY OF OKLAHOMA CITY                           OKLAHOMA
UNITED STATES CELLULAR INVESTMENT COMPANY OF PORTSMOUTH, INC.                        NEW HAMPSHIRE
UNITED STATES CELLULAR INVESTMENT COMPANY OF ROCKFORD                                DELAWARE
UNITED STATES CELLULAR INVESTMENT COMPANY OF SANTA CRUZ, INC.                        CALIFORNIA
UNITED STATES CELLULAR INVESTMENT COMPANY OF ST. CLOUD                               MINNESOTA
UNITED STATES CELLULAR INVESTMENT CORPORATION OF LOS ANGELES                         INDIANA
UNITED STATES CELLULAR OPERATING COMPANY, INC.                                       DELAWARE
UNITED STATES CELLULAR OPERATING COMPANY OF APPLETON, INC.                           INDIANA
UNITED STATES CELLULAR OPERATING COMPANY OF BANGOR                                   MAINE
UNITED STATES CELLULAR OPERATING COMPANY OF BILOXI                                   MISSISSIPPI
UNITED STATES CELLULAR OPERATING COMPANY OF CEDAR RAPIDS                             DELAWARE
UNITED STATES CELLULAR OPERATING COMPANY OF COLUMBIA                                 MISSOURI
UNITED STATES CELLULAR OPERATING COMPANY -- DES MOINES                               IOWA
UNITED STATES CELLULAR OPERATING COMPANY OF DUBUQUE                                  IOWA
UNITED STATES CELLULAR OPERATING COMPANY OF FT. PIERCE                               FLORIDA
UNITED STATES CELLULAR OPERATING COMPANY OF JOPLIN                                   MISSOURI
UNITED STATES CELLULAR OPERATING COMPANY OF KENOSHA                                  DELAWARE
UNITED STATES CELLULAR OPERATING COMPANY OF KNOXVILLE                                TENNESSEE
UNITED STATES CELLULAR OPERATING COMPANY OF LACROSSE, INC.                           WISCONSIN
UNITED STATES CELLULAR OPERATING COMPANY OF LEWISTON-AUBURN                          MAINE
UNITED STATES CELLULAR OPERATING COMPANY OF MANCHESTER-NASHUA, INC.                  NEW HAMPSHIRE
UNITED STATES CELLULAR OPERATING COMPANY OF MEDFORD                                  OREGON
UNITED STATES CELLULAR OPERATING COMPANY OF RICHLAND                                 WASHINGTON
UNITED STATES CELLULAR OPERATING COMPANY OF TULSA, INC.                              OKLAHOMA

                       UNITED STATES CELLULAR CORPORATION
                      SUBSIDIARY AND AFFILIATED COMPANIES
                               DECEMBER 31, 1999

                                                                                     STATE OF
                                                                                     INCORPORATION
                                                                                     -------------
UNITED STATES CELLULAR OPERATING COMPANY OF WATERLOO                                 IOWA
UNITED STATES CELLULAR OPERATING COMPANY OF WAUSAU, INC.                             WISCONSIN
UNITED STATES CELLULAR OPERATING COMPANY OF YAKIMA                                   WASHINGTON
UNITED STATES CELLULAR TELEPHONE COMPANY (GREATER KNOXVILLE), L.P.                   Partnership
UNITED STATES CELLULAR TELEPHONE COMPANY OF GREATER TULSA, L.L.C.                    OKLAHOMA
UNIVERSAL CELLULAR FOR EAU CLAIRE MSA, INC.                                          WISCONSIN
USCC PAYROLL CORPORATION                                                             DELAWARE
USCC REAL ESTATE CORPORATION                                                         DELAWARE
USCIC OF AMARILLO, INC.                                                              DELAWARE
USCIC OF BROWNSVILLE, INC.                                                           DELAWARE
USCIC OF JACKSON, INC.                                                               DELAWARE
USCIC OF MCALLEN, INC.                                                               DELAWARE
USCIC OF NORTH CAROLINA RSA # 1, INC.                                                DELAWARE
USCIC OF OHIO RSA #9, INC. (f.k.a. Carry Phone, Inc.)                                DELAWARE
USCOC OF CHARLOTTESVILLE, INC.                                                       VIRGINIA
USCOC OF CORPUS CHRISTI, INC.                                                        TEXAS
USCOC OF CUMBERLAND, INC.                                                            MARYLAND
USCOC OF GREATER IOWA, INC                                                           PENNSYLVANIA
USCOC OF HAWAII 3, INC.                                                              DELAWARE
USCOC OF IDAHO RSA # 5, INC                                                          DELAWARE
USCOC OF ILLINOIS RSA # 1, INC.                                                      VIRGINIA
USCOC OF ILLINOIS RSA # 4, INC.                                                      ILLINOIS
USCOC OF IOWA RSA # 1, INC.                                                          IOWA
USCOC OF IOWA RSA # 16, INC.                                                         DELAWARE
USCOC OF JACKSONVILLE, INC.                                                          NORTH CAROLINA
USCOC OF JACK-WIL, INC.                                                              DELAWARE
USCOC OF MISSOURI RSA # 13, INC.                                                     DELAWARE
USCOC OF MISSOURI RSA # 5, INC.                                                      ILLINOIS
USCOC OF NEW HAMPSHIRE RSA # 2, INC.                                                 DELAWARE
USCOC OF NORTH CAROLINA RSA # 7, INC.                                                NORTH CAROLINA
USCOC OF OHIO RSA #7, INC.                                                           COLORADO
USCOC OF OKLAHOMA RSA # 10, INC.                                                     OKLAHOMA
USCOC OF OREGON RSA # 5, INC.                                                        DELAWARE
USCOC OF PENNSYLVANIA RSA #10-B2, INC.                                               DELAWARE
USCOC OF PORTLAND, INC.                                                              MAINE
USCOC OF ROCKFORD, INC.                                                              ILLINOIS
USCOC OF SOUTH CAROLINA RSA # 4, INC.                                                SOUTH CAROLINA
USCOC OF TALLAHASSEE                                                                 FLORIDA
USCOC OF TEXAHOMA                                                                    TEXAS
USCOC OF VICTORIA, INC.                                                              TEXAS
USCOC OF VIRGINIA RSA # 2, INC.                                                      VIRGINIA
USCOC OF VIRGINIA RSA # 3, INC.                                                      VIRGINIA
USCOC OF WASHINGTON 4, INC.                                                          DELAWARE
USCOC OF WILMINGTON, INC.                                                            NORTH CAROLINA
USCOC OF WISCONSIN RSA #7, INC.                                                      DELAWARE
VERMONT RSA NO. 2-B2, INC.                                                           DELAWARE
VICTORIA CELLULAR CORPORATION                                                        TEXAS
VICTORIA CELLULAR PARTNERSHIP                                                        Partnership
VIRGINIA RSA # 4, INC.                                                               VIRGINIA
VIRGINIA RSA # 7, INC.                                                               VIRGINIA
WARD BUTTE JOINT VENTURE                                                             Partnership
WASHINGTON RSA # 5, INC.                                                             WASHINGTON
WATERLOO / CEDAR FALLS CELLTELCO PARTNERSHIP                                         Partnership
WESTERN SUB-RSA LIMITED PARTNERSHIP                                                  Partnership
WILMINGTON CELLULAR PARTNERSHIP                                                      Partnership
WILMINGTON CELLULAR TELEPHONE CO.                                                    NORTH CAROLINA
YAKIMA MSA LIMITED PARTNERSHIP                                                       Partnership
YAKIMA VALLEY PAGING LIMITED PARTNERSHIP                                             Partnership